UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 15, 2009

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Management Changes

On December 15, 2009, Whirlpool Corporation (“Whirlpool”) announced that the Board of Directors had, effective January 1, 2010, elected Marc R. Bitzer to the position of President, Whirlpool North America. Mr. Bitzer will succeed Michael A. Todman, who is assuming the position of President, Whirlpool International as of that date. Paulo F.M.O. Periquito is resigning as President, Whirlpool International as of December 31, 2009. Mr. Periquito will remain Chairman of the Board of Whirlpool, S.A., Whirlpool’s Brazilian subsidiary, until the end of his current term which is expected to end on or before April 30, 2010.

Biographical and other information about Mr. Bitzer and Mr. Todman required by Item 5.02(c) of Form 8-K is contained in Whirlpool’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and such information is incorporated by reference herein.

In connection with his promotion, the Human Resources Committee of Whirlpool’s Board of Directors (the “Committee”) increased Mr. Bitzer’s annual base salary for 2010 from $650,000 to $750,000. The Committee increased Mr. Bitzer’s target award under the Performance Excellence Plan, Whirlpool’s annual incentive plan, from 85% to 100% of annual base salary, and his target award under the Strategic Excellence Program, Whirlpool’s long term incentive plan, from 200% to 250% of annual base salary, effective for the 2010 performance year. The Committee also increased Mr. Todman’s annual base salary for 2010 from $760,000 to $825,000.

The material terms of an amended compensation arrangement for Mr. Periquito have not been determined at this time, but will be reported when finalized and approved by the Committee.

The press releases announcing these management changes are filed herewith as Exhibit 99.1 and Exhibit 99.2 respectively and are incorporated herein by reference.

Appointment of New Director

On December 15, 2009 the Board of Directors also appointed William D. Perez a Director of Whirlpool and a member of the Board’s Corporate Governance and Nominating Committee and its Human Resources Committee. Mr. Perez’s compensation will be similar to other non-employee directors of the Company, which is described in the Company’s proxy statement filed with the SEC on March 2, 2009.

The press release announcing Mr. Perez’s appointment is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Termination of Equity Plan

In addition, on December 15, 2009 the Board of Directors terminated Whirlpool’s Key Employee Treasury Stock Ownership Plan.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press Release dated December 16, 2009

99.2	Press Release dated December 16, 2009

99.3	Press Release dated December 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: December 17, 2009	By:	/S/ DANIEL F. HOPP
	Name:	Daniel F. Hopp
	Title:	Senior Vice President, Corporate Affairs, General Counsel and Secretary